                                                                  Exhibit (g)(9)

                                 AMENDMENT NO. V

                     To the Automatic Reinsurance Agreement

                                   Between the

                           IDS LIFE INSURANCE COMPANY

                                       And

                          [name of reinsurance company]

Except as hereinafter specified, all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of April, 1990, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is mutually agreed that effective the 1st day of August, 1994, EXHIBIT B, Reinsurance Premiums, is revised, as attached.

IN WITNESS WHEREOF, the Company and [name of reinsurance company] have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

IDS LIFE INSURANCE COMPANY

By: /s/ Kevin E. Palmer               Attest: [signature]
   -------------------------

Title: Reinsurance Actuary            Title: VP - Insurance Product Development

Date: 9/9/94                          Date: 9/9/94

[name of reinsurance company]

By: /s/ [signature]                   Attest: [signature]
   -------------------------
Title:                                Title:

Date: Sept. 19, 1994                  Date: 9/19/94

                              REINSURANCE PREMIUMS

I.    Plans & Riders:

                                Base Plans                     Riders
                                ----------                     ------
            a)    UL            UL25                    Other Insured Riders
                                UL100                Waiver of Monthly Deduction
                                UL500
                                VUL
                                VUL350
                                EUL125
                                EUL100

            b)    Fixed Premium Permanent

                                WL                   Annual Reducing Term (ART)
                                                       Waiver of Premium (WP)

            c)    Term Insurance

                                YRT                             ART
                                YRT-7                           WP
                                10 Yr. Renewable Term
                                ART
                                Mortgage Term

      NOTE: IDS Life offers a Survivor Insurance Rider (SIR) for use with UL100 and UL500 in the estate planning market. UL100 and UL500 policies written with an SIR will be excluded from the pool and reinsured only to [name of reinsurance company].

II. Standard Reinsurance Risk Premiums: The reinsurance premium rates to be used for reinsurance ceded on the above plans and riders are the greater of:

      a)    the monthly cost of insurance rates attached to this Exhibit B, or

      b)    the monthly cost of insurance rates actually charged the insured,

      less the following percentage reductions:

                                                     Policy Years
                                                     ------------
                                                  1               2+
                                               -------           ---
                      Nonsmoker and Smoker  [percentage]     [percentage]

III. Multiple Table Substandard Reinsurance Risk Premiums: The reinsurance premium for substandard risks rated on a multiple mortality table basis shall be equal to a multiple of the standard rate proportionate to the mortality classification. Thus, the premium for a Class D (200%) risk shall be equal to twice the standard premium. The percentage premium reductions specified in Section II, above, shall apply to multiple table substandard premiums.


                                    EXHIBIT B
                                   Page 1 of 6

IV.   Flat Extra Substandard Reinsurance Premiums:

      a) Permanent Flat Extra Premiums are ones assessed for more than [name] years. [name of reinsurance company] should receive its proportionate share of any such premiums less the following percentage premium reductions:

                       First Year           [percentage]
                       Renewal              [percentage]

      b) Temporary Flat Extra Premiums are ones assessed for 5 years or less. [name of reinsurance company] should receive its proportionate share of any such premiums less the following percentage premium reductions:

                       First Year           [percentage]
                       Renewal              [percentage]

V. Premiums for Waiver of Premium Benefit: [name of reinsurance company] shall receive its proportionate share of Waiver of premiums less the following percentage reductions:

                       First Year           [percentage]
                       Renewal              [percentage]

VI. Premiums for Waiver of Monthly Deduction Benefit: [name of reinsurance company] shall receive its proportionate share of Waiver of Monthly Deduction premiums less the following percentage reductions:

                       First Year           [percentage]
                       Renewal              [percentage]

VII. Recapture: Reinsurance ceded on these rates shall not be eligible for recapture before the [number] policy anniversary.

                                    EXHIBIT B
                                   Page 2 of 6

                              REINSURANCE PREMIUMS

I.    Plan: Life Protection Plus
            Other Insured Rider

II. Standard Reinsurance Risk Premiums: The reinsurance premium rates to be used for reinsurance ceded on the above plan and rider are the greater of:

      a)    the cost of insurance rates attached to this Exhibit B, or

      b)    the cost of insurance rates actually charged the insured,

      less the following percentage reductions:

                                                    Policy Years
                                             -------------------------
                                                   1            2+
                                             ----------     ----------
               Nonsmoker and Smoker          [percentage]  [percentage]

III. Multiple Table Substandard Reinsurance Risk Premiums: The reinsurance premium for substandard risks rated on a multiple mortality table basis shall be equal to a multiple of the standard rate proportionate to the mortality classification. Thus, the premium for a Class D ([percentage]) risk shall be equal to twice the standard premium. The percentage premium reductions specified in Section II, above, shall apply to multiple table substandard premiums.

IV.   Flat Extra Substandard Reinsurance Premiums:

      a) Permanent Flat Extra Premiums are ones assessed for more than 5 years. [name of reinsurance company] should receive its proportionate share of any such premiums less the following percentage premium reductions:

                               First Year          [percentage]
                               Renewal             [percentage]

      b) Temporary Flat Extra Premiums are ones assessed for 5 years or less. [name of reinsurance company] should receive its proportionate share of any such premiums less the following percentage premium reductions:

                                First Year         [percentage]
                                Renewal            [percentage]

V. Premiums for Waiver of Monthly Deduction Benefits: [name of reinsurance company] shall receive its proportionate share of Waiver of Monthly Deduction premiums less the following percentage reductions:

                                First Year         [percentage]
                                Renewal            [percentage]


                                    EXHIBIT B
                                   Page 3 of 6

VI.   Reinsurance  Premiums For Policies  Converted To The Life  Protection Plus
      Plan: Any reinsurance in force with [name of reinsurance company] on policies converted to or reissued on the above plan shall be continued [name of reinsurance company]. The reinsured risk amount shall be determined as described in Article V of this Agreement following the conversion or reissue. The applicable reinsurance premiums will be determined as described in this Exhibit B, with age and duration measured from the date of issue of the original policy.

VII. Recapture: Reinsurance ceded on these rates shall not be eligible for recapture before the tenth policy anniversary.


                                    EXHIBIT B
                                   Page 4 of 6

                              REINSURANCE PREMIUMS

I.    Plans: 1 Year Term (1YT)
             10 Year Term (10YT)

II. Standard Reinsurance Risk Premiums: The reinsurance premium rates to be used for reinsurance ceded on the above plans are the greater of:

            a)    the monthly cost of insurance  rates  attached to this Exhibit
                  B, or

            b) the monthly cost of insurance rates actually charged the insured,

            less the following percentage reductions:

                   1 YEAR TERM
                                                     Policy Years
                                                     ------------
                   Risk Class              1              2-10*         11+
                   ----------        ------------     -----------  ------------
                   Wellness          [percentage]    [percentage]  [percentage]
                   Nonsmoker         [percentage]    [percentage]  [percentage]
                   Smoker            [percentage]    [percentage]  [percentage]

                   10 YEAR TERM

                                                     Policy Years
                                                     ------------
                   Risk Class              1              2-10*         11+
                   ----------        ------------     -----------  ------------
                   Wellness          [percentage]    [percentage]  [percentage]
                   Nonsmoker         [percentage]    [percentage]  [percentage]
                   Smoker            [percentage]    [percentage]  [percentage]

                  *For the 1 Year Term and 10 Year Term plans, reentry is permitted at the 10th policy anniversary. Reinsurance on the original policy will be continued after reentry. Reinsurance premiums on reentries shall be as described in the Agreement which covers the new policy; unless that Agreement specifies otherwise, the policy duration and attained age of the insured, for purposes of calculating such premiums, shall be determined as though the reentries were issued on the same date and at the same issue age as the original policy. If no such Agreement is in effect, reinsurance shall continue hereunder.

III. Multiple Table Substandard Reinsurance Risk Premiums: The reinsurance premium for substandard risks rated on a multiple mortality table basis shall be equal to a multiple of the standard rate proportionate to the mortality classification. Thus, the premium for a Class D ([percentage]) risk shall be equal to twice the standard premium. The percentage premium reductions specified in Section II, above shall apply to multiple table substandard premiums.


                                    EXHIBIT B
                                   Page 5 of 6

IV.   Flat Extra Substandard Reinsurance Premiums:

      a) Permanent Flat Extra Premiums are ones assessed for more than [number] years. [name of reinsurance company] should receive its proportionate share of any such premiums less the following percentage premium reductions:

                               First Year         [percentage]
                               Renewal            [percentage]

      b) Temporary Flat Extra Premiums are ones assessed for [number]years or less. [name of reinsurance company] should receive its proportionate share of any such premiums less the following percentage premium reductions:

                               First Year         [percentage]
                               Renewal            [percentage]

V. Premiums for Waiver of Monthly Deduction Benefit: [name of reinsurance company] shall receive its proportionate share of Waiver of Monthly Deduction premiums less the following percentage premium reductions:

                               First Year         [percentage]
                               Renewal            [percentage]

VI. Reinsurance Premiums For Policies Converted From The Above Plans: Any reinsurance in force with the [name of reinsurance company] on policies converted from the above plans shall be continued with the [name of reinsurance company]. The reinsured risk amount shall be determined as described in Article V following the conversion. The applicable reinsurance premiums will be determined as described in this Exhibit B, with age and duration measured from the date of issue of the original policy.

      Fully underwritten exchanges to the above plans shall be treated as new issues for reinsurance purposes.

VII. Recapture: Reinsurance ceded on these rates shall not be eligible for recapture before the tenth policy anniversary.


                                    EXHIBIT B
                                   Page 6 of 6

                                 MALE RATE TABLE

          Guaranteed Maximum Monthly Cost of Insurance Rates per $1,000 for Insureds with a Standard Rate Classification

                               Standard                                    Standard                               Standard
  Attained                       Non-        Attained                        Non-       Attained                     Non-
    Age         Standard        Smoker          Age         Standard        Smoker         Age       Standard       Smoker
-----------   ------------   ------------  ------------  -------------  ------------  ------------  -----------  -----------
0              $
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34

                                FEMALE RATE TABLE

          Guaranteed Maximum Monthly Cost of Insurance Rates per $1,000 for Insurance with a Standard Rate Classification

                               Standard                                    Standard                               Standard
  Attained                       Non-        Attained                        Non-       Attained                     Non-
    Age         Standard        Smoker          Age         Standard        Smoker         Age       Standard       Smoker
-----------   ------------   ------------  ------------  -------------  ------------  ------------  -----------  -----------
0              $
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34

UL-25 AND UL - 100
Rate and Surrender Charge Table - Male and Female

--------------------------------------------------------------------
$60 ANNUAL POLICY FEE            |
--------------------------------------------------------------------
              ANNUAL COST OF INSURANCE PER $1,000
--------------------------------------------------------------------
                         STANDARD                  NON-SMOKER
--------------------------------------------------------------------
 ATT. AGE                       WMD                           WMD
------------                 ---------                    ----------
       0
------------                 ---------                    ----------
       1
------------                 ---------                    ----------
       2
------------                 ---------                    ----------
       3
------------                 ---------                    ----------
       4
------------                 ---------                    ----------
       5
------------                 ---------                    ----------
       6
------------                 ---------                    ----------
       7
------------                 ---------                    ----------
       8
------------                 ---------                    ----------
       9
------------                 ---------                    ----------
      10
------------                 ---------                    ----------
      11
------------                 ---------                    ----------
      12
------------                 ---------                    ----------
      13
------------                 ---------                    ----------
      14
------------                 ---------                    ----------
      15
------------                 ---------                    ----------
      16
------------                 ---------                    ----------
      17
------------                 ---------                    ----------
      18
------------                 ---------                    ----------
      19
------------                 ---------                    ----------
      20
------------                 ---------                    ----------
      21
------------                 ---------                    ----------
      22
------------                 ---------                    ----------
      23
------------                 ---------                    ----------
      24
------------                 ---------                    ----------
      25
------------                 ---------                    ----------
      26
------------                 ---------                    ----------
      27
------------                 ---------                    ----------
      28
------------                 ---------                    ----------
      29
------------                 ---------                    ----------
      30
------------                 ---------                    ----------
      31
------------                 ---------                    ----------
      32
------------                 ---------                    ----------
      33
------------                 ---------                    ----------
      34
------------                 ---------                    ----------
      35
------------                 ---------                    ----------
      36
------------                 ---------                    ----------
      37
------------                 ---------                    ----------
      38
------------                 ---------                    ----------
      39
------------                 ---------                    ----------
      40
------------                 ---------                    ----------
      41
------------                 ---------                    ----------
      42
------------                 ---------                    ----------
      43
------------                 ---------                    ----------
      44
------------                 ---------                    ----------
      45
------------                 ---------                    ----------
      46
------------                 ---------                    ----------
      47
------------                 ---------                    ----------
      48
------------                 ---------                    ----------
      49
--------------------------------------------------------------------

UL-500
Rate and Surrender Charge Table - Male and Unisex

--------------------------------------------------------------

               Annual Cost of Insurance Per $1,000
--------------------------------------------------------------
                               Standard           Non-Smoker
--------------------------------------------------------------
    Att. Age                      WMD                  WMD
---------------------       --------------      --------------
       50
---------------------       --------------      --------------
       51
---------------------       --------------      --------------
       52
---------------------       --------------      --------------
       53
---------------------       --------------      --------------
       54
---------------------       --------------      --------------
       55
---------------------       --------------      --------------
       56
---------------------       --------------      --------------
       57
---------------------       --------------      --------------
       58
---------------------       --------------      --------------
       59
---------------------       --------------      --------------
       60
---------------------       --------------      --------------
       61
---------------------       --------------      --------------
       62
---------------------       --------------      --------------
       63
---------------------       --------------      --------------
       64
---------------------       --------------      --------------
       65
---------------------       --------------      --------------
       66
---------------------       --------------      --------------
       67
---------------------       --------------      --------------
       68
---------------------       --------------      --------------
       69
---------------------       --------------      --------------
       70
---------------------       --------------      --------------
       71
---------------------       --------------      --------------
       72
---------------------       --------------      --------------
       73
---------------------       --------------      --------------
       74
---------------------       --------------      --------------
       75
---------------------       --------------      --------------
       76
---------------------       --------------      --------------
       77
---------------------       --------------      --------------
       78
---------------------       --------------      --------------
       79
---------------------       --------------      --------------
       80
---------------------       --------------      --------------
       81
---------------------       --------------      --------------
       82
---------------------       --------------      --------------
       83
---------------------       --------------      --------------
       84
---------------------       --------------      --------------
       85
---------------------       --------------      --------------
       86
---------------------       --------------      --------------
       87
---------------------       --------------      --------------
       88
---------------------       --------------      --------------
       89
---------------------       --------------      --------------
       90
---------------------       --------------      --------------
       91
---------------------       --------------      --------------
       92
---------------------       --------------      --------------
       93
---------------------       --------------      --------------
       94
--------------------------------------------------------------

UL-500
Rate and Surrender Charge Table - Female

-----------------------------------------------------------------
                Annual Cost of Insurance Per $1,000
-----------------------------------------------------------------
                             Standard               Non-Smoker
-----------------       --------------------    -----------------
    Att. Age                    WMD                    WMD
-----------------       --------------------    -----------------
       0
-----------------       --------------------    -----------------
       1
-----------------       --------------------    -----------------
       2
-----------------       --------------------    -----------------
       3
-----------------       --------------------    -----------------
       4
-----------------       --------------------    -----------------
       5
-----------------       --------------------    -----------------
       6
-----------------       --------------------    -----------------
       7
-----------------       --------------------    -----------------
       8
-----------------       --------------------    -----------------
       9
-----------------       --------------------    -----------------
       10
-----------------       --------------------    -----------------
       11
-----------------       --------------------    -----------------
       12
-----------------       --------------------    -----------------
       13
-----------------       --------------------    -----------------
       14
-----------------       --------------------    -----------------
       15
-----------------       --------------------    -----------------
       16
-----------------       --------------------    -----------------
       17
-----------------       --------------------    -----------------
       18
-----------------       --------------------    -----------------
       19
-----------------       --------------------    -----------------
       20
-----------------       --------------------    -----------------
       21
-----------------       --------------------    -----------------
       22
-----------------       --------------------    -----------------
       23
-----------------       --------------------    -----------------
       24
-----------------       --------------------    -----------------
       25
-----------------       --------------------    -----------------
       26
-----------------       --------------------    -----------------
       27
-----------------       --------------------    -----------------
       28
-----------------       --------------------    -----------------
       29
-----------------       --------------------    -----------------
       30
-----------------       --------------------    -----------------
       31
-----------------       --------------------    -----------------
       32
-----------------       --------------------    -----------------
       33
-----------------       --------------------    -----------------
       34
-----------------       --------------------    -----------------
       35
-----------------       --------------------    -----------------
       36
-----------------       --------------------    -----------------
       37
-----------------       --------------------    -----------------
       38
-----------------       --------------------    -----------------
       39
-----------------       --------------------    -----------------
       40
-----------------       --------------------    -----------------
       41
-----------------       --------------------    -----------------
       42
-----------------       --------------------    -----------------
       43
-----------------       --------------------    -----------------
       44
-----------------       --------------------    -----------------
       45
-----------------       --------------------    -----------------
       46
-----------------       --------------------    -----------------
       47
-----------------       --------------------    -----------------
       48
-----------------       --------------------    -----------------
       49
-----------------------------------------------------------------

UL-500
Rate and Surrender Charge Table - Male and Unisex

-----------------------------------------------------------------
                Annual Cost of Insurance Per $1,000
-----------------------------------------------------------------
                             Standard               Non-Smoker
-----------------       --------------------    -----------------
    Att. Age                    WMD                    WMD
-----------------       --------------------    -----------------
       0
-----------------       --------------------    -----------------
       1
-----------------       --------------------    -----------------
       2
-----------------       --------------------    -----------------
       3
-----------------       --------------------    -----------------
       4
-----------------       --------------------    -----------------
       5
-----------------       --------------------    -----------------
       6
-----------------       --------------------    -----------------
       7
-----------------       --------------------    -----------------
       8
-----------------       --------------------    -----------------
       9
-----------------       --------------------    -----------------
       10
-----------------       --------------------    -----------------
       11
-----------------       --------------------    -----------------
       12
-----------------       --------------------    -----------------
       13
-----------------       --------------------    -----------------
       14
-----------------       --------------------    -----------------
       15
-----------------       --------------------    -----------------
       16
-----------------       --------------------    -----------------
       17
-----------------       --------------------    -----------------
       18
-----------------       --------------------    -----------------
       19
-----------------       --------------------    -----------------
       20
-----------------       --------------------    -----------------
       21
-----------------       --------------------    -----------------
       22
-----------------       --------------------    -----------------
       23
-----------------       --------------------    -----------------
       24
-----------------       --------------------    -----------------
       25
-----------------       --------------------    -----------------
       26
-----------------       --------------------    -----------------
       27
-----------------       --------------------    -----------------
       28
-----------------       --------------------    -----------------
       29
-----------------       --------------------    -----------------
       30
-----------------       --------------------    -----------------
       31
-----------------       --------------------    -----------------
       32
-----------------       --------------------    -----------------
       33
-----------------       --------------------    -----------------
       34
-----------------       --------------------    -----------------
       35
-----------------       --------------------    -----------------
       36
-----------------       --------------------    -----------------
       37
-----------------       --------------------    -----------------
       38
-----------------       --------------------    -----------------
       39
-----------------       --------------------    -----------------
       40
-----------------       --------------------    -----------------
       41
-----------------       --------------------    -----------------
       42
-----------------       --------------------    -----------------
       43
-----------------       --------------------    -----------------
       44
-----------------       --------------------    -----------------
       45
-----------------       --------------------    -----------------
       46
-----------------       --------------------    -----------------
       47
-----------------       --------------------    -----------------
       48
-----------------       -----------------------------------------
       49
-----------------------------------------------------------------

UL-500
Rate and Surrender Charge Table - Female (Continued)

----------------------------------------------------------------------

                 Annual Cost of Insurance Per $1,000
----------------------------------------------------------------------
                              Standard                  Non-Smoker
-----------------------------------------------------------------
    Att. Age                    WMD                        WMD
------------------       ------------------       --------------------
       50
------------------       ------------------       --------------------
       51
------------------       ------------------       --------------------
       52
------------------       ------------------       --------------------
       53
------------------       ------------------       --------------------
       54
------------------       ------------------       --------------------
       55
------------------       ------------------       --------------------
       56
------------------       ------------------       --------------------
       57
------------------       ------------------       --------------------
       58
------------------       ------------------       --------------------
       59
------------------       ------------------       --------------------
       60
------------------       ------------------       --------------------
       61
------------------       ------------------       --------------------
       62
------------------       ------------------       --------------------
       63
------------------       ------------------       --------------------
       64
------------------       ------------------       --------------------
       65
------------------       ------------------       --------------------
       66
------------------       ------------------       --------------------
       67
------------------       ------------------       --------------------
       68
------------------       ------------------       --------------------
       69
------------------       ------------------       --------------------
       70
------------------       ------------------       --------------------
       71
------------------       ------------------       --------------------
       72
------------------       ------------------       --------------------
       73
------------------       ------------------       --------------------
       74
------------------       ------------------       --------------------
       75
------------------       ------------------       --------------------
       76
------------------       ------------------       --------------------
       77
------------------       ------------------       --------------------
       78
------------------       ------------------       --------------------
       79
------------------       ------------------       --------------------
       80
------------------       ------------------       --------------------
       81
------------------       ------------------       --------------------
       82
------------------       ------------------       --------------------
       83
------------------       ------------------       --------------------
       84
------------------       ------------------       --------------------
       85
------------------       ------------------       --------------------
       86
------------------       ------------------       --------------------
       87
------------------       ------------------       --------------------
       88
------------------       ------------------       --------------------
       89
------------------       ------------------       --------------------
       90
------------------       ------------------       --------------------
       91
------------------       ------------------       --------------------
       92
------------------       ------------------       --------------------
       93
------------------       ------------------       --------------------
       94
----------------------------------------------------------------------

UL-25 AND UL-100
Rate and Surrender Charge Table - Male and Female

----------------------------------------------------------------------
$60 Annual Policy Fee
----------------------------------------------------------------------
                 ANNUAL COST OF INSURANCE PER $1,000
----------------------------------------------------------------------
                              Standard                Non-Smoker
----------------------------------------------------------------------
    Att. Age                    WMD                      WMD
----------------------------------------------------------------------
       50
------------------       ------------------       --------------------
       51
------------------       ------------------       --------------------
       52
------------------       ------------------       --------------------
       53
------------------       ------------------       --------------------
       54
------------------       ------------------       --------------------
       55
------------------       ------------------       --------------------
       56
------------------       ------------------       --------------------
       57
------------------       ------------------       --------------------
       58
------------------       ------------------       --------------------
       59
------------------       ------------------       --------------------
       60
------------------       ------------------       --------------------
       61
------------------       ------------------       --------------------
       62
------------------       ------------------       --------------------
       63
------------------       ------------------       --------------------
       64
------------------       ------------------       --------------------
       65
------------------       ------------------       --------------------
       66
------------------       ------------------       --------------------
       67
------------------       ------------------       --------------------
       68
------------------       ------------------       --------------------
       69
------------------       ------------------       --------------------
       70
------------------       ------------------       --------------------
       71
------------------       ------------------       --------------------
       72
------------------       ------------------       --------------------
       73
------------------       ------------------       --------------------
       74
------------------       ------------------       --------------------
       75
------------------       ------------------       --------------------
       76
------------------       ------------------       --------------------
       77
------------------       ------------------       --------------------
       78
------------------       ------------------       --------------------
       79
------------------       ------------------       --------------------
       80
------------------       ------------------       --------------------
       81
------------------       ------------------       --------------------
       82
------------------       ------------------       --------------------
       83
------------------       ------------------       --------------------
       84
------------------       ------------------       --------------------
       85
------------------       ------------------       --------------------
       86
------------------       ------------------       --------------------
       87
------------------       ------------------       --------------------
       88
------------------       ------------------       --------------------
       89
------------------       ------------------       --------------------
       90
------------------       ------------------       --------------------
       91
------------------       ------------------       --------------------
       92
------------------       ------------------       --------------------
       93
------------------       ------------------       --------------------
       94
------------------       ------------------       --------------------
       95
------------------       ------------------       --------------------
       96
------------------       ------------------       --------------------
       97
------------------       ------------------       --------------------
       98
------------------       ------------------       --------------------
       99
----------------------------------------------------------------------

EUL-25 AND EUL-100
Rate and Surrender Charge Table - Unisex

-----------------------------------------------------------------
$60 Annual Policy Fee
-----------------------------------------------------------------
                Annual Cost of Insurance Per $1,000
-----------------------------------------------------------------
                             Standard               Non-Smoker
-----------------       --------------------    -----------------
    Att. Age                    WMD                    WMD
-----------------       --------------------    -----------------
       0
-----------------       --------------------    -----------------
       1
-----------------       --------------------    -----------------
       2
-----------------       --------------------    -----------------
       3
-----------------       --------------------    -----------------
       4
-----------------       --------------------    -----------------
       5
-----------------       --------------------    -----------------
       6
-----------------       --------------------    -----------------
       7
-----------------       --------------------    -----------------
       8
-----------------       --------------------    -----------------
       9
-----------------       --------------------    -----------------
       10
-----------------       --------------------    -----------------
       11
-----------------       --------------------    -----------------
       12
-----------------       --------------------    -----------------
       13
-----------------       --------------------    -----------------
       14
-----------------       --------------------    -----------------
       15
-----------------       --------------------    -----------------
       16
-----------------       --------------------    -----------------
       17
-----------------       --------------------    -----------------
       18
-----------------       --------------------    -----------------
       19
-----------------       --------------------    -----------------
       20
-----------------       --------------------    -----------------
       21
-----------------       --------------------    -----------------
       22
-----------------       --------------------    -----------------
       23
-----------------       --------------------    -----------------
       24
-----------------       --------------------    -----------------
       25
-----------------       --------------------    -----------------
       26
-----------------       --------------------    -----------------
       27
-----------------       --------------------    -----------------
       28
-----------------       --------------------    -----------------
       29
-----------------       --------------------    -----------------
       30
-----------------       --------------------    -----------------
       31
-----------------       --------------------    -----------------
       32
-----------------       --------------------    -----------------
       33
-----------------       --------------------    -----------------
       34
-----------------       --------------------    -----------------
       35
-----------------       --------------------    -----------------
       36
-----------------       --------------------    -----------------
       37
-----------------       --------------------    -----------------
       38
-----------------       --------------------    -----------------
       39
-----------------       --------------------    -----------------
       40
-----------------       --------------------    -----------------
       41
-----------------       --------------------    -----------------
       42
-----------------       --------------------    -----------------
       43
-----------------       --------------------    -----------------
       44
-----------------       --------------------    -----------------
       45
-----------------       --------------------    -----------------
       46
-----------------       --------------------    -----------------
       47
-----------------       --------------------    -----------------
       48
-----------------       --------------------    -----------------
       49
-----------------------------------------------------------------

EUL-25 AND EUL-100
Rate and Surrender Charge Table - Unisex (Continued)

----------------------------------------------------------------------
$60 Annual Policy Fee
----------------------------------------------------------------------
                 ANNUAL COST OF INSURANCE PER $1,000
----------------------------------------------------------------------
                              Standard                Non-Smoker
------------------       ------------------       --------------------
    Att. Age                    WMD                      WMD
------------------       ------------------       --------------------
       50
------------------       ------------------       --------------------
       51
------------------       ------------------       --------------------
       52
------------------       ------------------       --------------------
       53
------------------       ------------------       --------------------
       54
------------------       ------------------       --------------------
       55
------------------       ------------------       --------------------
       56
------------------       ------------------       --------------------
       57
------------------       ------------------       --------------------
       58
------------------       ------------------       --------------------
       59
------------------       ------------------       --------------------
       60
------------------       ------------------       --------------------
       61
------------------       ------------------       --------------------
       62
------------------       ------------------       --------------------
       63
------------------       ------------------       --------------------
       64
------------------       ------------------       --------------------
       65
------------------       ------------------       --------------------
       66
------------------       ------------------       --------------------
       67
------------------       ------------------       --------------------
       68
------------------       ------------------       --------------------
       69
------------------       ------------------       --------------------
       70
------------------       ------------------       --------------------
       71
------------------       ------------------       --------------------
       72
------------------       ------------------       --------------------
       73
------------------       ------------------       --------------------
       74
------------------       ------------------       --------------------
       75
------------------       ------------------       --------------------
       76
------------------       ------------------       --------------------
       77
------------------       ------------------       --------------------
       78
------------------       ------------------       --------------------
       79
------------------       ------------------       --------------------
       80
------------------       ------------------       --------------------
       81
------------------       ------------------       --------------------
       82
------------------       ------------------       --------------------
       83
------------------       ------------------       --------------------
       84
------------------       ------------------       --------------------
       85
------------------       ------------------       --------------------
       86
------------------       ------------------       --------------------
       87
------------------       ------------------       --------------------
       88
------------------       ------------------       --------------------
       89
------------------       ------------------       --------------------
       90
------------------       ------------------       --------------------
       91
------------------       ------------------       --------------------
       92
------------------       ------------------       --------------------
       93
------------------       ------------------       --------------------
       94
------------------       ------------------       --------------------
       95
------------------       ------------------       --------------------
       96
------------------       ------------------       --------------------
       97
------------------       ------------------       --------------------
       98
------------------       ------------------       --------------------
       99
----------------------------------------------------------------------

Variable UL and VUL - 350
Rate Table - Male

-----------------------------------------------------------------
$60 Annual Policy Fee
-----------------------------------------------------------------
                Annual Cost of Insurance Per $1,000
-----------------------------------------------------------------
                             Standard               Non-Smoker
-----------------       --------------------    -----------------
    Att. Age                    WMD                    WMD
-----------------       --------------------    -----------------
       0
-----------------       --------------------    -----------------
       1
-----------------       --------------------    -----------------
       2
-----------------       --------------------    -----------------
       3
-----------------       --------------------    -----------------
       4
-----------------       --------------------    -----------------
       5
-----------------       --------------------    -----------------
       6
-----------------       --------------------    -----------------
       7
-----------------       --------------------    -----------------
       8
-----------------       --------------------    -----------------
       9
-----------------       --------------------    -----------------
       10
-----------------       --------------------    -----------------
       11
-----------------       --------------------    -----------------
       12
-----------------       --------------------    -----------------
       13
-----------------       --------------------    -----------------
       14
-----------------       --------------------    -----------------
       15
-----------------       --------------------    -----------------
       16
-----------------       --------------------    -----------------
       17
-----------------       --------------------    -----------------
       18
-----------------       --------------------    -----------------
       19
-----------------       --------------------    -----------------
       20
-----------------       --------------------    -----------------
       21
-----------------       --------------------    -----------------
       22
-----------------       --------------------    -----------------
       23
-----------------       --------------------    -----------------
       24
-----------------       --------------------    -----------------
       25
-----------------       --------------------    -----------------
       26
-----------------       --------------------    -----------------
       27
-----------------       --------------------    -----------------
       28
-----------------       --------------------    -----------------
       29
-----------------       --------------------    -----------------
       30
-----------------       --------------------    -----------------
       31
-----------------       --------------------    -----------------
       32
-----------------       --------------------    -----------------
       33
-----------------       --------------------    -----------------
       34
-----------------       --------------------    -----------------
       35
-----------------       --------------------    -----------------
       36
-----------------       --------------------    -----------------
       37
-----------------       --------------------    -----------------
       38
-----------------       --------------------    -----------------
       39
-----------------       --------------------    -----------------
       40
-----------------       --------------------    -----------------
       41
-----------------       --------------------    -----------------
       42
-----------------       --------------------    -----------------
       43
-----------------       --------------------    -----------------
       44
-----------------       --------------------    -----------------
       45
-----------------       --------------------    -----------------
       46
-----------------       --------------------    -----------------
       47
-----------------       --------------------    -----------------
       48
-----------------       --------------------    -----------------
       49
-----------------------------------------------------------------

Variable UL and VUL - 350
Rate Table - Male

----------------------------------------------------------------------
$60 ANNUAL POLICY FEE
----------------------------------------------------------------------
                 ANNUAL COST OF INSURANCE PER $1,000
----------------------------------------------------------------------
                              Standard                Non-Smoker
------------------       ------------------       --------------------
    Att. Age                    WMD                      WMD
------------------       ------------------       --------------------
       50
------------------       ------------------       --------------------
       51
------------------       ------------------       --------------------
       52
------------------       ------------------       --------------------
       53
------------------       ------------------       --------------------
       54
------------------       ------------------       --------------------
       55
------------------       ------------------       --------------------
       56
------------------       ------------------       --------------------
       57
------------------       ------------------       --------------------
       58
------------------       ------------------       --------------------
       59
------------------       ------------------       --------------------
       60
------------------       ------------------       --------------------
       61
------------------       ------------------       --------------------
       62
------------------       ------------------       --------------------
       63
------------------       ------------------       --------------------
       64
------------------       ------------------       --------------------
       65
------------------       ------------------       --------------------
       66
------------------       ------------------       --------------------
       67
------------------       ------------------       --------------------
       68
------------------       ------------------       --------------------
       69
------------------       ------------------       --------------------
       70
------------------       ------------------       --------------------
       71
------------------       ------------------       --------------------
       72
------------------       ------------------       --------------------
       73
------------------       ------------------       --------------------
       74
------------------       ------------------       --------------------
       75
------------------       ------------------       --------------------
       76
------------------       ------------------       --------------------
       77
------------------       ------------------       --------------------
       78
------------------       ------------------       --------------------
       79
------------------       ------------------       --------------------
       80
------------------       ------------------       --------------------
       81
------------------       ------------------       --------------------
       82
------------------       ------------------       --------------------
       83
------------------       ------------------       --------------------
       84
------------------       ------------------       --------------------
       85
------------------       ------------------       --------------------
       86
------------------       ------------------       --------------------
       87
------------------       ------------------       --------------------
       88
------------------       ------------------       --------------------
       89
------------------       ------------------       --------------------
       90
------------------       ------------------       --------------------
       91
------------------       ------------------       --------------------
       92
------------------       ------------------       --------------------
       93
------------------       ------------------       --------------------
       94
------------------       ------------------       --------------------
       95
------------------       ------------------       --------------------
       96
------------------       ------------------       --------------------
       97
------------------       ------------------       --------------------
       98
------------------       ------------------       --------------------
       99
----------------------------------------------------------------------

Variable UL and VUL - 350
Rate Table - Female

------------------------------------------------------------------------
$60 Annual Policy Fee
------------------------------------------------------------------------
               Annual Cost of Insurance Per $1,000
------------------------------------------------------------------------
                      Standard             Non-Smoker          ADB
-------------     -----------------    -----------------    ------------
  Att. Age
-------------     -----------------    -----------------    ------------
      0
-------------     -----------------    -----------------    ------------
      1
-------------     -----------------    -----------------    ------------
      2
-------------     -----------------    -----------------    ------------
      3
-------------     -----------------    -----------------    ------------
      4
-------------     -----------------    -----------------    ------------
      5
-------------     -----------------    -----------------    ------------
      6
-------------     -----------------    -----------------    ------------
      7
-------------     -----------------    -----------------    ------------
      8
-------------     -----------------    -----------------    ------------
      9
-------------     -----------------    -----------------    ------------
     10
-------------     -----------------    -----------------    ------------
     11
-------------     -----------------    -----------------    ------------
     12
-------------     -----------------    -----------------    ------------
     13
-------------     -----------------    -----------------    ------------
     14
-------------     -----------------    -----------------    ------------
     15
-------------     -----------------    -----------------    ------------
     16
-------------     -----------------    -----------------    ------------
     17
-------------     -----------------    -----------------    ------------
     18
-------------     -----------------    -----------------    ------------
     19
-------------     -----------------    -----------------    ------------
     20
-------------     -----------------    -----------------    ------------
     21
-------------     -----------------    -----------------    ------------
     22
-------------     -----------------    -----------------    ------------
     23
-------------     -----------------    -----------------    ------------
     24
-------------     -----------------    -----------------    ------------
     25
-------------     -----------------    -----------------    ------------
     26
-------------     -----------------    -----------------    ------------
     27
-------------     -----------------    -----------------    ------------
     28
-------------     -----------------    -----------------    ------------
     29
-------------     -----------------    -----------------    ------------
     30
-------------     -----------------    -----------------    ------------
     31
-------------     -----------------    -----------------    ------------
     32
-------------     -----------------    -----------------    ------------
     33
-------------     -----------------    -----------------    ------------
     34
-------------     -----------------    -----------------    ------------
     35
-------------     -----------------    -----------------    ------------
     36
-------------     -----------------    -----------------    ------------
     37
-------------     -----------------    -----------------    ------------
     38
-------------     -----------------    -----------------    ------------
     39
-------------     -----------------    -----------------    ------------
     40
-------------     -----------------    -----------------    ------------
     41
-------------     -----------------    -----------------    ------------
     42
-------------     -----------------    -----------------    ------------
     43
-------------     -----------------    -----------------    ------------
     44
-------------     -----------------    -----------------    ------------
     45
-------------     -----------------    -----------------    ------------
     46
-------------     -----------------    -----------------    ------------
     47
-------------     -----------------    -----------------    ------------
     48
-------------     -----------------    -----------------    ------------
     49
------------------------------------------------------------------------

Variable UL and VUL - 350
Rate Table - Female (Continued)

----------------------------------------------------------------------
$60 Annual Policy Fee
----------------------------------------------------------------------
                 Annual Cost of Insurance Per $1,000
----------------------------------------------------------------------
                              Standard                Non-Smoker
----------------------------------------------------------------------
    Att. Age                    WMD                      WMD
------------------       ------------------       --------------------
       50
------------------       ------------------       --------------------
       51
------------------       ------------------       --------------------
       52
------------------       ------------------       --------------------
       53
------------------       ------------------       --------------------
       54
------------------       ------------------       --------------------
       55
------------------       ------------------       --------------------
       56
------------------       ------------------       --------------------
       57
------------------       ------------------       --------------------
       58
------------------       ------------------       --------------------
       59
------------------       ------------------       --------------------
       60
------------------       ------------------       --------------------
       61
------------------       ------------------       --------------------
       62
------------------       ------------------       --------------------
       63
------------------       ------------------       --------------------
       64
------------------       ------------------       --------------------
       65
------------------       ------------------       --------------------
       66
------------------       ------------------       --------------------
       67
------------------       ------------------       --------------------
       68
------------------       ------------------       --------------------
       69
------------------       ------------------       --------------------
       70
------------------       ------------------       --------------------
       71
------------------       ------------------       --------------------
       72
------------------       ------------------       --------------------
       73
------------------       ------------------       --------------------
       74
------------------       ------------------       --------------------
       75
------------------       ------------------       --------------------
       76
------------------       ------------------       --------------------
       77
------------------       ------------------       --------------------
       78
------------------       ------------------       --------------------
       79
------------------       ------------------       --------------------
       80
------------------       ------------------       --------------------
       81
------------------       ------------------       --------------------
       82
------------------       ------------------       --------------------
       83
------------------       ------------------       --------------------
       84
------------------       ------------------       --------------------
       85
------------------       ------------------       --------------------
       86
------------------       ------------------       --------------------
       87
------------------       ------------------       --------------------
       88
------------------       ------------------       --------------------
       89
------------------       ------------------       --------------------
       90
------------------       ------------------       --------------------
       91
------------------       ------------------       --------------------
       92
------------------       ------------------       --------------------
       93
------------------       ------------------       --------------------
       94
------------------       ------------------       --------------------
       95
------------------       ------------------       --------------------
       96
------------------       ------------------       --------------------
       97
------------------       ------------------       --------------------
       98
------------------       ------------------       --------------------
       99
----------------------------------------------------------------------

Whole Life -- Male and Unisex
Premium Rates Per $1,000

----------------------------------------------------------------------------------------------------------------------------------
Add                                                             Add
$20                                                             $20
Per                         Male--Standard                      Per                        Male--Non-Smoker
Policy                                                          Policy
----------------------------------------------------------------------------------------------------------------------------------
             Reg          Pref         Exec          Pres                  Reg             Pref           Exec           Pres
   Age   -------------  -----------  -----------   ---------      Age    -----------     -----------   -------------   -----------

----------------------------------------------------------------------------------------------------------------------------------
    0
    1
    2
    3
    4
--------       -------       ------      -------       -------  ---------     -------        --------       --------      --------
    5
    6
    7
    8
    9
--------       -------       ------      -------       -------  ---------     -------        --------       --------      --------
   10
   11
   12
   13
   14
--------       -------       ------      -------       -------  ---------     -------        --------       --------      --------
   15
   16
   17
   18
   19
--------       -------       ------      -------       -------  ---------     -------        --------       --------      --------
   20
   21
   22
   23
   24
--------       -------       ------      -------       -------  ---------     -------        --------       --------      --------
   25
   26
   27
   28
   29
--------       -------       ------      -------       -------  ---------     -------        --------       --------      --------
   30
   31
   32
   33
   34
--------       -------       ------      -------       -------  ---------     -------        --------       --------      --------
   35
   36
   37
   38
   39
--------       -------       ------      -------       -------  ---------     -------        --------       --------      --------
   40
   41
   42
   43
   44
----------------------------------------------------------------------------------------------------------------------------------

Whole Life -- Male and Unisex

------------------------------------------------------------------------------------------------------------------------------------
Add                                                                  Add
$20                                                                  $20
Per                         Male--Standard                           Per                         Male--Non-Smoker
Policy                                                               Policy
----------------------------------------------------------------------------------------------------------------------------------
                 Reg           Pref          Exec          Pres                      Reg          Pref         Exec         Pres
    Age       -------------------------------------------------------  Age  ------------------------------------------------------
                      WP            WP            WP            WP                 Base    WP         WP           WP           WP
----------    ----------     ---------    ----------     --------------------      ----------   --------    ---------    ---------
   45
   46
   47
   48
   49
----------      -------       -------      -------      -------------------       -------      -------      --------      -------
   50
   51
   52
   53
   54
----------      -------       -------      -------      -------------------       -------      -------      --------      -------
   55
   56
   57
   58
   59
----------      -------       -------      -------      -------------------       -------      -------      --------      -------
   60
   61
   62
   63
   64
----------      -------       -------      -------      -------------------       -------      -------      --------      -------
   65
   66
   67
   68
   69
----------      -------       -------      -------      -------------------       -------      -------      --------      -------
   70
   71
   72
   73
   74
----------      -------       -------      -------      -------------------       -------      -------      --------      -------
   75
   76
   77
   78
   79
----------      -------       -------      -------      -------------------       -------      -------      --------      -------
   80
   81
   82
   83
   84
----------      -------       -------      -------      -------------------       -------      -------      --------      -------
   85
---------------------------------------------------------------------------------------------------------------------------------

Whole Life -- Female
Premium Rates Per $1,000

----------------------------------------------------------------------------------------------------------------------------------
Add                                                             Add
$20                                                             $20
Per                       Female--Standard                      Per                        Female--Non-Smoker
Policy                                                          Policy
----------------------------------------------------------------------------------------------------------------------------------
             Reg          Pref         Exec          Pres                  Reg             Pref           Exec           Pres
   Age   -------------  -----------  -----------   ---------      Age    -----------     -----------   -------------   -----------

----------------------------------------------------------------------------------------------------------------------------------
    0
    1
    2
    3
    4
--------       -------       ------      -------       -------  ---------     -------        --------       --------      --------
    5
    6
    7
    8
    9
--------       -------       ------      -------       -------  ---------     -------        --------       --------      --------
   10
   11
   12
   13
   14
--------       -------       ------      -------       -------  ---------     -------        --------       --------      --------
   15
   16
   17
   18
   19
--------       -------       ------      -------       -------  ---------     -------        --------       --------      --------
   20
   21
   22
   23
   24
--------       -------       ------      -------       -------  ---------     -------        --------       --------      --------
   25
   26
   27
   28
   29
--------       -------       ------      -------       -------  ---------     -------        --------       --------      --------
   30
   31
   32
   33
   34
--------       -------       ------      -------       -------  ---------     -------        --------       --------      --------
   35
   36
   37
   38
   39
--------       -------       ------      -------       -------  ---------     -------        --------       --------      --------
   40
   41
   42
   43
   44
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Add                                                                 Add
$20                                                                 $20
Per                       Female--Standard                          Per                        Female--Non-Smoker
Policy                                                              Policy
----------------------------------------------------------------------------------------------------------------------------------
                 Reg           Pref          Exec          Pres                      Reg          Pref       Exec         Pres
    Age       -----------------------------------------------------  Age       ---------------------------------------------------
                    WP             WP            WP            WP                       WP           WP           WP           WP
----------    ----------     ---------    ----------     --------------------      --------     --------    ---------    ---------
   45
   46
   47
   48
   49
----------      -------       -------      -------      -------------------       -------      -------      --------      -------
   50
   51
   52
   53
   54
----------      -------       -------      -------      -------------------       -------      -------      --------      -------
   55
   56
   57
   58
   59
----------      -------       -------      -------      -------------------       -------      -------      --------      -------
   60
   61
   62
   63
   64
----------      -------       -------      -------      -------------------       -------      -------      --------      -------
   65
   66
   67
   68
   69
----------      -------       -------      -------      -------------------       -------      -------      --------      -------
   70
   71
   72
   73
   74
----------      -------       -------      -------      -------------------       -------      -------      --------      -------
   75
   76
   77
   78
   79
----------      -------       -------      -------      -------------------       -------      -------      --------      -------
   80
   81
   82
   83
   84
----------      -------       -------      -------      -------------------       -------      -------      --------      -------
   85
---------------------------------------------------------------------------------------------------------------------------------

Yearly Renewable Term -7

------------------------------------------------------------------------------------------------------------------
    ADD                                                    ADD
  $25 PER                                                $25 PER
   POLICY                   Male--Standard                 POLICY                   Male--Non-Smoker
------------------------------------------------------------------------------------------------------------------
    Age                                        WP          Age                                              WP
-------------                              ------------------------                                       --------
     20                                                    20
     21                                                    21
     22                                                    22
     23                                                    23
     24                                                    24
-------------                              ------------------------                                       --------
     25                                                    25
     26                                                    26
     27                                                    27
     28                                                    28
     29                                                    29
-------------                              ------------------------                                       --------
     30                                                    30
     31                                                    31
     32                                                    32
     33                                                    33
     34                                                    34
-------------                              ------------------------                                       --------
     35                                                    35
     36                                                    36
     37                                                    37
     38                                                    38
     39                                                    39
-------------                              ------------------------                                       --------
     40                                                    40
     41                                                    41
     42                                                    42
     43                                                    43
     44                                                    44
-------------                              ------------------------                                       --------
     45                                                    45
     46                                                    46
     47                                                    47
     48                                                    48
     49                                                    49
-------------                              ------------------------                                       --------
     50                                                    50
     51                                                    51
     52                                                    52
     53                                                    53
     54                                                    54
-------------                              ------------------------                                       --------
     55                                                    55
     56                                                    56
     57                                                    57
     58                                                    58
     59                                                    59
-------------                              ------------------------                                       --------
     60                                                    60
     61                                                    61
     62                                                    62
     63                                                    63
     64                                                    64
------------------------------------------------------------------------------------------------------------------

Yearly Renewable Term -7

------------------------------------------------------------------------------------------------------------
    ADD                                             ADD
  $25 PER                                         $25 PER
   POLICY             Female--Standard             POLICY                  Female--Non-Smoker
------------------------------------------------------------------------------------------------------------
    Age                                  WP         Age                                             WP
------------------------------------------------------------------------------------------------------------
     20                                             20
     21                                             21
     22                                             22
     23                                             23
     24                                             24
-------------                         -----------------------                                    ----------
     25                                             25
     26                                             26
     27                                             27
     28                                             28
     29                                             29
-------------                         -----------------------                                    ----------
     30                                             30
     31                                             31
     32                                             32
     33                                             33
     34                                             34
-------------                         -----------------------                                    ----------
     35                                             35
     36                                             36
     37                                             37
     38                                             38
     39                                             39
-------------                         -----------------------                                    ----------
     40                                             40
     41                                             41
     42                                             42
     43                                             43
     44                                             44
-------------                         -----------------------                                    ----------
     45                                             45
     46                                             46
     47                                             47
     48                                             48
     49                                             49
-------------                         -----------------------                                    ----------
     50                                             50
     51                                             51
     52                                             52
     53                                             53
     54                                             54
-------------                         -----------------------                                    ----------
     55                                             55
     56                                             56
     57                                             57
     58                                             58
     59                                             59
-------------                         -----------------------                                    ----------
     60                                             60
     61                                             61
     62                                             62
     63                                             63
     64                                             64
-----------------------------------------------------------------------------------------------------------

10 Year Renewable Term

-----------------------------------------------------------------------------------------------------------
    ADD                                            ADD
  $25 PER                                        $25 PER
   POLICY                 Male--Standard          POLICY                 Male--Non-Smoker
-----------------------------------------------------------------------------------------------------------
    Age                                  WP        Age                                              WP
-----------------------------------------------------------------------------------------------------------
     15                                             15
     16                                             16
     17                                             17
     18                                             18
     19                                             19
-------------                         ----------------------                                     ----------
     20                                             20
     21                                             21
     22                                             22
     23                                             23
     24                                             24
-------------                         ----------------------                                     ----------
     25                                             25
     26                                             26
     27                                             27
     28                                             28
     29                                             29
-------------                         ----------------------                                     ----------
     30                                             30
     31                                             31
     32                                             32
     33                                             33
     34                                             34
-------------                         ----------------------                                     ----------
     35                                             35
     36                                             36
     37                                             37
     38                                             38
     39                                             39
-------------                         ----------------------                                     ----------
     40                                             40
     41                                             41
     42                                             42
     43                                             43
     44                                             44
-------------                         ----------------------                                     ----------
     45                                             45
     46                                             46
     47                                             47
     48                                             48
     49                                             49
-------------                         ----------------------                                     ----------
     50                                             50
     51                                             51
     52                                             52
     53                                             53
     54                                             54
-------------                         ----------------------                                     ----------
     55                                             55
     56                                             56
     57                                             57
     58                                             58
     59                                             59
-----------------------------------------------------------------------------------------------------------

10 Year Renewable Term

---------------------------------------------------------------------------------------------------------
    ADD                                            ADD
  $25 PER                                        $25 PER
   POLICY              Female--Standard             POLICY                  Female--Non-Smoker
---------------------------------------------------------------------------------------------------------
    Age                                  WP        Age                                              WP
-------------                         ----------------------                                    ---------
    15                                             15
    16                                             16
    17                                             17
    18                                             18
    19                                             19
------------                         -----------------------                                    ----------
    20                                             20
    21                                             21
    22                                             22
    23                                             23
    24                                             24
------------                         -----------------------                                    ----------
    25                                             25
    26                                             26
    27                                             27
    28                                             28
    29                                             29
------------                         -----------------------                                    ----------
    30                                             30
    31                                             31
    32                                             32
    33                                             33
    34                                             34
------------                         -----------------------                                    ----------
    35                                             35
    36                                             36
    37                                             37
    38                                             38
    39                                             39
------------                         -----------------------                                    ----------
    40                                             40
    41                                             41
    42                                             42
    43                                             43
    44                                             44
------------                         -----------------------                                    ----------
    45                                             45
    46                                             46
    47                                             47
    48                                             48
    49                                             49
------------                         -----------------------                                    ----------
    50                                             50
    51                                             51
    52                                             52
    53                                             53
    54                                             54
------------                         -----------------------                                    ----------
    55                                             55
    56                                             56
    57                                             57
    58                                             58
    59                                             59
----------------------------------------------------------------------------------------------------------

Yearly Renewable Term

-----------------------------------------------------------------------------------------------------------
    ADD                                            ADD
  $25 PER                                        $25 PER
  POLICY               Male--Standard             POLICY                   Male--Non-Smoker
-----------------------------------------------------------------------------------------------------------
    Age                                WP          Age                                             WP
------------                         ------------------------                                  ------------
    15                                              15
    16                                              16
    17                                              17
    18                                              18
    19                                              19
------------                         ------------------------                                  ------------
    20                                              20
    21                                              21
    22                                              22
    23                                              23
    24                                              24
------------                         ------------------------                                  ------------
    25                                              25
    26                                              26
    27                                              27
    28                                              28
    29                                              29
------------                         ------------------------                                  ------------
    30                                              30
    31                                              31
    32                                              32
    33                                              33
    34                                              34
------------                         ------------------------                                  ------------
    35                                              35
    36                                              36
    37                                              37
    38                                              38
    39                                              39
------------                         ------------------------                                  ------------
    40                                              40
    41                                              41
    42                                              42
    43                                              43
    44                                              44
------------                         ------------------------                                  ------------
    45                                              45
    46                                              46
    47                                              47
    48                                              48
    49                                              49
------------                         ------------------------                                  ------------
    50                                              50
    51                                              51
    52                                              52
    53                                              53
    54                                              54
------------                         ------------------------                                  ------------
    55                                              55
    56                                              56
    57                                              57
    58                                              58
    59                                              59
-----------------------------------------------------------------------------------------------------------

Yearly Renewable Term

-----------------------------------------------------------------------------------------------------------
    ADD                                            ADD
  $25 PER                                        $25 PER
  POLICY               Female--Standard             POLICY                Female--Non-Smoker
-----------------------------------------------------------------------------------------------------------
    Age                                WP          Age                                             WP
------------                         ------------------------                                  ------------
    15                                              15
    16                                              16
    17                                              17
    18                                              18
    19                                              19
------------                         ------------------------                                  ------------
    20                                              20
    21                                              21
    22                                              22
    23                                              23
    24                                              24
------------                         ------------------------                                  ------------
    25                                              25
    26                                              26
    27                                              27
    28                                              28
    29                                              29
------------                         ------------------------                                  ------------
    30                                              30
    31                                              31
    32                                              32
    33                                              33
    34                                              34
------------                         ------------------------                                  ------------
    35                                              35
    36                                              36
    37                                              37
    38                                              38
    39                                              39
------------                         ------------------------                                  ------------
    40                                              40
    41                                              41
    42                                              42
    43                                              43
    44                                              44
------------                         ------------------------                                  ------------
    45                                              45
    46                                              46
    47                                              47
    48                                              48
    49                                              49
------------                         ------------------------                                  ------------
    50                                              50
    51                                              51
    52                                              52
    53                                              53
    54                                              54
------------                         ------------------------                                  ------------
    55                                              55
    56                                              56
    57                                              57
    58                                              58
    59                                              59
-----------------------------------------------------------------------------------------------------------

Annual Reducing Term -- Waiver of Premium Rates Per $1,000
Male

----------------------------------------------------------------------------------------------------------------------
  ISSUE         10 YR             15 YR              20 YR             25 YR            30 YR             TO 65
----------------------------------------------------------------------------------------------------------------------
   AGE       STD      NON     STD       NON     STD        NON     STD      NON     STD       NON     STD      NON
----------------------------------------------------------------------------------------------------------------------
15
16
17
18
19
----------------------------------------------------------------------------------------------------------------------
20
21
22
23
24
----------------------------------------------------------------------------------------------------------------------
25
26
27
28
29
----------------------------------------------------------------------------------------------------------------------
30
31
32
33
34
----------------------------------------------------------------------------------------------------------------------
35
36
37
38
39
----------------------------------------------------------------------------------------------------------------------
40
41
42
43
44
----------------------------------------------------------------------------------------------------------------------
45
46
47
48
49
----------------------------------------------------------------------------------------------------------------------
50
51
52
53
54
----------------------------------------------------------------------------------------------------------------------
55
----------------------------------------------------------------------------------------------------------------------

Annual Reducing Term -- Waiver of Premium Rates Per $1,000
Female

----------------------------------------------------------------------------------------------------------------------
  ISSUE         10 YR             15 YR              20 YR             25 YR            30 YR             TO 65
----------------------------------------------------------------------------------------------------------------------
   AGE       STD      NON     STD       NON     STD        NON     STD      NON     STD       NON     STD      NON
----------------------------------------------------------------------------------------------------------------------
15
16
17
18
19
----------------------------------------------------------------------------------------------------------------------
20
21
22
23
24
----------------------------------------------------------------------------------------------------------------------
25
26
27
28
29
----------------------------------------------------------------------------------------------------------------------
30
31
32
33
34
----------------------------------------------------------------------------------------------------------------------
35
36
37
38
39
----------------------------------------------------------------------------------------------------------------------
40
41
42
43
44
----------------------------------------------------------------------------------------------------------------------
45
46
47
48
49
----------------------------------------------------------------------------------------------------------------------
50
51
52
53
54
----------------------------------------------------------------------------------------------------------------------
55
----------------------------------------------------------------------------------------------------------------------

                              LIFE PROTECTION PLUS

                         RIDER COST OF INSURANCE TABLE

                       WMD Rate*                   WMD Rate*                            WMD Rate*                WMD Rate*
                         Male                        Female                                Male                   Female
 Attained                                                            Attained                    Std.                     Std.
  Age of                                                              Age of        Std.         Non-         Std.        Non-
  Insured       Standard                     Standard                 Insured      Smoker       smoker       Smoker      smoker
-----------    -----------                  ------------            -----------   ---------    ---------   ----------   ---------
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19

                                 Std.                        Std.
                  Std.           Non-          Std.          Non-
                 Smoker         smoker        Smoker        smoker
               ----------      --------     ----------     ---------
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34

                 TERM WAIVER OF PREMIUM RATES - BANDS 1, 2 AND 3

                                  ONE YEAR TERM

            Male                      Female                      Unisex
         Wellness &                 Wellness &                  Wellness &
          Standard      Male         Standard      Female        Standard      Unisex
         Nonsmoker     Smoker       Nonsmoker      Smoker       Nonsmoker      Smoker
         ---------     ------       ---------      ------       ---------      ------

20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59

                 TERM WAIVER OF PREMIUM RATES - BANDS 1, 2 AND 3

                                  TEN YEAR TERM

            Male                      Female                      Unisex
         Wellness &                 Wellness &                  Wellness &
          Standard      Male         Standard      Female        Standard      Unisex
         Nonsmoker     Smoker       Nonsmoker      Smoker       Nonsmoker      Smoker
         ---------     ------       ---------      ------       ---------      ------
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59